SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 6, 2010

NXT Nutritionals Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-147631
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

56 Jackson Street
Holyoke, MA 01040
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(413) 533-9300
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 6, 2010 (the “Execution Date”), NXT Nutritionals Holdings, Inc. (the “Company”) and purchasers (the “Purchasers”) holding approximately 91% of the aggregate number of (1) the original issue discount senior secured note (the “Notes”), (2) the series C warrants (the “Series C Warrants”) and (3) the shares of common stock underlying the Notes and the Series C Warrants (collectively, the “Securities”), entered into a second modification and amendment agreement (the “Second Amendment”). The Amendment was required to be approved by Purchasers of at least 67% of the Securities, and amends and modifies certain terms and provisions in the Notes and the Series C Warrants.

Pursuant to the Amendment, the commencement of monthly redemption date of the Notes is extended to September 1, 2011, the maturity date of the Notes is extended to December 31, 2011 and the original issue discount is amended such that the principal amount equals each investor’s subscription amount multiplied by 1.60.  In addition the conversion price can be adjusted on the following events:

(i)
First Quarter 2011 Form 10-Q.  If the Company’s filing of its March 31, 2011 Form 10-Q with the Securities and Exchange Commission does not disclose revenue of at least $5 million for the first three months of 2011, then the Conversion Price of the Notes will decrease by $.03 on the fifth (5th) trading day after the Company files its March 31, 2011 Form 10-Q.  Notwithstanding the foregoing, if, during the five (5) trading days following the filing of the March 31, 2011 Form 10-Q, the average closing bid price is $.60 or better, the aggregate trading volume of Company common stock is at least 1.5 million shares and all of the shares underlying the Notes may be sold pursuant to an effective registration statement or Rule 144 (and the Company is then in compliance with the current public information required under Rule 144), then no adjustment to the Conversion Price will be made hereunder.

(ii)
Second Quarter 2011 Form 10-Q.  If the Company’s filing of its June 30, 2011 Form 10-Q with the Securities and Exchange Commission does not disclose revenue of at least $8 million for the first six months of 2011, then the Conversion Price of the Notes will be adjusted to equal the lesser of (i) the then effective Conversion Price and (ii) ninety (90%) percent of the average closing bid price during the five (5) trading Days following the filing of the June 30, 2011 Form 10-Q, such adjustment, if any, to occur on the fifth (5th) trading day following the Company’s filing of its June 30, 2011 Form 10-Q.  Notwithstanding the foregoing, if, during the five (5) trading Days following the filing of the June 30, 2011 Form 10-Q, the average closing bid price is $.60 or better, the aggregate trading volume of Company common stock is at least 1.5 million shares and all of the shares underlying the Notes may be sold pursuant to an effective registration statement or Rule 144 (and the Company is then in compliance with the current public information required under Rule 144), then no adjustment to the Conversion Price will be made hereunder.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

10.1	Second Modification and Amendment Agreement by and among the Company and the Holders identified on the signature pages thereto, dated December 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NXT Nutritionals Holdings, Inc.
Date: December 7, 2010	By:	/s/ Francis McCarthy
Name: Francis McCarthy
Title: President and Chief Executive Officer